RAINIER BALANCED FUND
(Original Shares – RIMBX)
(Institutional Shares – RAIBX)

SUPPLEMENT DATED FEBRUARY 26, 2015 TO THE
SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2014

Rainier Investment Management, LLC, (“Rainier”) the investment advisor to the Rainier Balanced Fund (the “Fund”), has recommended, and the Board of Trustees of Rainier Investment Management Mutual Funds has approved, the liquidation and termination of the Fund.

The liquidation is expected to occur as of the close of business on March 27, 2015.

Effective February 26, 2015 or shortly thereafter, the Fund will no longer accept purchases of new shares.  In addition, Rainier will cease actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets will be converted into cash and cash equivalents on or about March 25, 2015.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus any time before the liquidation of the Fund.  Accounts not redeemed by March 27, 2015 will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to March 27, 2015 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at 1-800-248-6314 or your financial advisor if you have questions or need assistance.

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Please retain this supplement for future reference.